                                                                   EXHIBIT 10.42

                               FIRST AMENDMENT TO
                 SEVENTH AMENDMENT AND RESTATED CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO SEVENTH AMENDMENT AND RESTATED CREDIT AGREEMENT (this "AMENDMENT") is made and entered into as of the 30th day of June, 2001, among LANCER PARTNERSHIP, LTD., a Texas limited partnership ("OPERATING SUBSIDIARY"), and LANCER DE MEXICO, S.A. DE C.V., formerly known as NUEVA DISTRIBUIDORA LANCERMEX, S.A. de C.V., a SOCIEDAD ANONIMA DE CAPITAL VARIABLE organized under the laws of the United Mexican States ("MEXICO SUBSIDIARY") (Operating Subsidiary and Mexico Subsidiary are hereinafter referred to individually as a "BORROWER" and collectively as "BORROWERS"); LANCER CORPORATION, a Texas corporation ("PARENT COMPANY"); LANCER CAPITAL CORPORATION, a Delaware corporation ("LANCER CAPITAL") and LANCER INTERNATIONAL SALES, INC., a Texas corporation, ("LANCER INTERNATIONAL") SERVICIOS LANCERMEX, S.A. DE C.V, a SOCIEDAD ANONIMA DE CAPITAL VARIABLE organized under the laws of the United Mexican States ("SERVICIOS LANCERMEX"), INDUSTRIAS LANCERMEX, S.A. DE C.V., a SOCIEDAD ANONIMA DE CAPITAL VARIABLE organized under the laws of the United Mexican States ("INDUSTRIAS LANCERMEX") (Lancer Capital, Lancer International, Servicios Lancermex, Industrias Lancermex and Operating Subsidiary, individually, a "GUARANTOR" and collectively, the "GUARANTORS"); and THE FROST NATIONAL BANK ("FROST"), a national banking association, individually and as agent for the Banks, HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation ("HARRIS"), individually, and WHITNEY NATIONAL BANK, a national banking association ("WHITNEY"), individually (individually, a "BANK" and collectively, the "BANKS").

                                    RECITALS

     A. Borrowers, Parent Company, Guarantors and Banks entered into that certain Seventh Amendment and Restated Credit Agreement dated effective June 30, 2000 (as amended, modified, restated and supplemented from time to time, the "CREDIT AGREEMENT").

     B. Borrower has requested that the Banks renew and extend the Loans and Commitments and to modify certain of the covenants contained in the Credit Agreement.

     C. The Banks are willing to agree to such requested change on the terms and conditions set forth in this Amendment.

                                   AGREEMENTS

     In consideration of the foregoing premises, the mutual agreements contained herein and other good and valuable consideration and reasonably equivalent value, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. DEFINITIONS. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the respective meanings set forth in the Credit Agreement.

     2. The reference to July 15, 2002 in the last paragraph of Section 2.7 is hereby changed to July 15, 2003.

     3. SECTIONS 2.9(a) AND (b) of the Credit Agreement are each hereby amended in their entirety to read as follows:

          (a) On each Quarterly Date commencing September 30, 2000 and continuing consecutively until the payment of the Term A Loans in full, there shall be due and payable by Operating Subsidiary a principal installment in respect of outstanding Term A Loans in an aggregate principal amount of (i) $275,000 on each Quarterly Date from September 30, 2000 through July 15, 2003, inclusive; PROVIDED, HOWEVER, the aggregate unpaid principal balance of the Term A Loans, together with accrued, unpaid interest thereon shall (unless the maturity thereof is sooner accelerated or otherwise becomes due and payable in accordance with the terms hereof or any other Loan Document) be due and payable in full by Operating Subsidiary on July 15, 2003.

          (b) On each Quarterly Date commencing September 30, 2000 and continuing consecutively until the payment of the Term B Loans in full, there shall be due and payable by Mexico Subsidiary a principal installment in respect of outstanding Term B Loans in an aggregate principal amount of $75,000; PROVIDED, HOWEVER, the aggregate unpaid principal balance of the Term B Loans, together with accrued, unpaid interest thereon shall (unless the maturity thereof is sooner accelerated or otherwise becomes due and payable in accordance with the terms hereof or any other Loan Document) be due and payable in full by Mexico Subsidiary on July 15, 2003.

     4. SECTION 6.1(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

     (b) the ratio of:

         (i) EBIT of the Companies determined on a consolidated basis,

         to

         (ii) the interest expense (the actual accrued interest for debt payments, but not including t00he present value of interest rate swaps) of the Companies determined on a consolidated basis, (as of the end of each Fiscal Quarter and for the number of quarters shown below next to the ending date of each of the Fiscal Quarters listed below), to be less than set out below opposite the period in which such Fiscal Quarter ends;

     provided, however, for each Fiscal Quarter in which an Acquisition is consummated, and each Fiscal Quarter ending prior thereto, the financial information necessary to determine the foregoing ratio shall be adjusted to reflect, on a pro forma basis, such Acquisition as if it had occurred as of the beginning of the first of such Fiscal Quarters included in the relevant four-quarter measurement period,

       Fiscal Quarter(s)           Number of Quarters in          Ratio
       Ended On or About         Calculation (Ending Quarter
                                     plus prior Quarters)
       ---------------------------------------------------------------------
        06-30-01                              4                1.25 to 1.00
       ---------------------------------------------------------------------
        09-30-01                              4                1.25 to 1.00
       ---------------------------------------------------------------------
        12/31/01                              4                1.40 to 1.00
       ---------------------------------------------------------------------
        03/31/02                              4                1.40 to 1.00
       ---------------------------------------------------------------------
        06/30/02                              4                1.50 to 1.00
       ---------------------------------------------------------------------
        09/30/02                              4                2.00 to 1.00
       ---------------------------------------------------------------------
        12/31/02 and                          4                2.50 to 1.00
        thereafter on a
        rolling four quarter
        basis
       ---------------------------------------------------------------------

     5. SECTION 6.1(g) of the Credit Agreement is hereby amended in its entirety to read as follows:

         (g) the ratio of (i) Total Funded Debt as of the end of any Fiscal Quarter to (ii) Consolidated EBITDA for the four-quarter period ending as of the end of such Fiscal Quarter, to be more than set out below opposite the period in which such Fiscal Quarter ends; provided, however, (1) for each Fiscal Quarter in which an Acquisition is consummated, and each Fiscal Quarter ending prior thereto, the financial information necessary to determine Consolidated EBITDA shall be adjusted to reflect, on a pro forma basis, such Acquisition as if it had occurred as of the beginning of the first of such Fiscal Quarters included in the relevant four-quarter measurement period:

                Fiscal Quarters Ended On or About             Ratio
                ---------------------------------             -----
                           06/30/01                       4.50 to  1.00
                           09/30/01                       4.50 to  1.00
                           12/31/01                       4.25 to  1.00
                           03/31/02                       4.25 to  1.00
                           06/30/02                       4.00 to  1.00
                           09/30/02                       3.50 to  1.00
                           12/31/02 and thereafter        3.00 to  1.00

6. SECTION 6.1(h) of the Credit Agreement is hereby amended in its entirety to read as follows:

         (h) the capital expenditures of the Companies determined on a consolidated basis to exceed the amount set out below opposite the applicable period; provided that there shall be excluded from the calculation of such capital expenditures (i) any capital expenditure of any Company to the extent that such Company is reimbursed for such capital expenditure by The Coca-Cola Company and (ii) up to $500,000 in Capital Lease Obligations of the Companies determined on a consolidated basis for any Fiscal Year:

                  Fiscal Years (Beginning/Ending)                Amount
                  -------------------------------                ------
                     1/1/96 through 12/31/96                  $  4,000,000
                     1/1/96 through 12/31/97                  $  8,000,000
                     1/1/96 through 12/31/98                  $ 12,000,000
                     1/1/96 through 12/31/99                  $ 16,000,000
                     1/1/96 through 12/31/00                  $ 20,000,000
                     1/1/96 through 12/31/01                  $ 24,000,000
                     1/1/96 through 12/31/02                  $ 28,000,000

     7. SECTION 6.1(i) of the Credit Agreement is hereby amended in its entirety to read as follows:

     (i) the ratio of (i) Cost of Goods Sold for the four-quarter period ending as of the end of each Fiscal Quarter to (ii) Total Inventory as of the end of any Fiscal Quarter, to be less than for the four-quarter period ending as of the end of such Fiscal Quarter set out below opposite the period in which such Fiscal Quarter ends:

                  12/31/01 through 09/30/02                   2.00 to  1.00
                  12/31/02                                    2.50 to  1.00
                  03/31/03 through 06/30/03 and thereafter    2.00 to  1.00

     8. The Credit Agreement is hereby amended to add the following as SECTION 6.1(j):

     (j) the ratio of the sum of (a) consolidated EBITDA, less (b) capital expenditures, plus (c) capital expenditures reimbursable by the Coca-Cola Company, plus (d) debt or capital leases incurred in connection with the capital asset acquisition, less (e) gain or loss on the sale of capital assets, plus (f) cash proceeds from the sale of assets to (ii) the sum of
     (a) contractually due principal and interest, plus (b) non-contractual debt retirement (excluding payments on the Revolving Loans), plus (c) capital lease payments, all calculated on a consolidated basis for the four quarter period ending as of the last day of each Fiscal Quarter to be less than:

                  12/31/01                                    1.00
                  03/31/02                                    0.85
                  06/30/02 and thereafter                     1.00

     9. The Credit Agreement is hereby amended to add the following as subsection (viii) to Section 10.6 immediately before the phrase "PROVIDED, FURTHER, THAT,:

     (viii) modify the financial covenant set forth in Section 6.1(j).

     10. Annex A of the Credit Agreement is hereby deleted in its entirety and replaced with Annex A attached hereto and incorporated herein.

     11. Exhibit M -- Compliance Certificate is hereby amended to incorporate the changes shown above to subsections 6.1 (b), (g), (h), (i) and (j) of the Credit Agreement.

     12. By execution hereof, Parent Company also reaffirms and renews that certain Stock Pledge Agreement executed by Parent Company dated as of June 30, 2000.

     13. In order to induce the Agent and the Banks to enter into this Amendment, each Borrower hereby represents and warrants to the Agent and the Banks that, as of the date of this Amendment, (a) the representations and warranties set forth in the Credit Agreement and each other Loan Document are true and correct as if made on and as of the date hereof (other than those representations and warranties expressly limited by their terms to a specific date), (b) no Default or Event of Default has occurred and is continuing, except as already acknowledged in writing by Banks, and (c) no event has occurred since the date of the most recent financial statements delivered pursuant to Section
5.1 of the Credit Agreement that has caused a Material Adverse Effect, except as acknowledged in writing by Banks.

     14. Each Borrower hereby acknowledges and agrees that, to the best of their knowledge and belief, no facts events status or conditions presently exist which, either now or with the passage of time or the giving of notice or both, presently constitute or will constitute a basis for any claim or cause of action against any of the Banks, or any defense to the payment of any of the indebtedness evidenced or to be evidenced by any of the Loan Documents.

     15. In the event that any one or more of the provisions contained in this Amendment shall be determined invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision or provisions in every other respect and the remaining provisions of this Amendment shall not be impaired in any way.

     16. When required or implied by the context used, defined terms used herein shall include the plural as well as the singular, and vice versa.

     17. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Texas and applicable federal laws of the United States of America. This Amendment has been entered into in Bexar County, Texas and shall be performable for all purposes in Bexar County, Texas. The courts within the State of Texas shall have jurisdiction over any and all disputes arising under or pertaining to this Amendment; and any such dispute shall be heard in the county or judicial district of the principal place of business of The Frost National Bank.

     18. This Amendment shall be binding upon and inure to the benefit of all parties hereto and their respective successors and assigns; provided, however, that neither of the Borrowers nor any of their respective successors or assigns may, without the prior written consent of all of the Banks, assign any rights, powers, duties or obligations hereunder.

     19. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

     20. This Amendment constitutes a Loan Document.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the day and year first above written.

                                     OPERATING SUBSIDIARY:

                                     LANCER PARTNERSHIP, LTD. limited
                                     partnership

                                     By: Lancer Capital Corporation, a
                                         Delaware corporation, general partner

                                         By: /s/ SCOTT ADAMS
                                             ----------------
                                         Name:  Scott Adams
                                                ----------------------------
                                         Title: Treasurer
                                                ----------------------------

                                     MEXICO SUBSIDIARY:

                                     LANCER DE MEXICO, S.A. DE C.V., a
                                     SOCIEDAD ANONIMA DE CAPITAL VARIABLE
                                     organized under the laws of the United
                                     Mexican States

                                     By: /s/ SCOTT ADAMS
                                         ----------------------
                                     Name:  Scott Adams
                                            --------------------------------
                                     Title: Secretario
                                            --------------------------------

                                     PARENT COMPANY:

                                     LANCER CORPORATION, a Texas corporation

                                     By: /s/ SCOTT ADAMS
                                         ----------------------
                                     Name:  Scott Adams
                                            --------------------------------
                                     Title: Treasurer
                                            --------------------------------

                                     GUARANTORS:

                                     SERVICIOS LANCERMEX, S.A. DE C.V.,
                                     a SOCIEDAD ANONIMA DE CAPITAL VARIABLE
                                     organized under the laws of the United
                                     Mexican States,solely as guarantor of the indebtedness of Lancer de Mexico, S.A. de C.V.

                                     By: /s/ SCOTT ADAMS
                                         ----------------------
                                     Name:  Scott Adams
                                            --------------------------------
                                     Title: Secretario
                                            --------------------------------

                                     INDUSTRIAS LANCERMEX, S.A. DE C.V.,
                                     a SOCIEDAD ANONIMA DE CAPITAL VARIABLE
                                     organized under the laws of the United
                                     Mexican States,solely as guarantor of the indebtedness of Lancer de Mexico, S.A. de C.V.

                                     By: /s/ SCOTT ADAMS
                                         ----------------------
                                     Name:  Scott Adams
                                            --------------------------------
                                     Title: Secretario
                                            --------------------------------

                                     LANCER INTERNATIONAL SALES, INC.,
                                     a Texas corporation

                                     By: /s/ SCOTT ADAMS
                                         ----------------------
                                     Name:  Scott Adams
                                            --------------------------------
                                     Title: Treasurer
                                            --------------------------------

                                     AGENT/BANKS:

                                     THE FROST NATIONAL BANK, a national
                                     banking association, Individually and as the Agent

                                     By: /s/ KELLY WEAVER
                                         -----------------------------------
                                     Name:  Kelly Weaver
                                          ----------------------------------
                                     Title: Vice President
                                           ---------------------------------

                                     WHITNEY NATIONAL BANK, a national
                                     banking association

                                     By: /s/ ROBERT L. BROWNING
                                        ------------------------------------
                                     Name:  Robert L. Browning
                                          ----------------------------------
                                     Title: Senior Vice President
                                           ---------------------------------

                                     HARRIS TRUST AND SAVINGS BANK,
                                     an Illinois banking corporation

                                     By:  /s/ PAUL RUBRICH
                                         -----------------------------------
                                     Name:  Paul Rubrich
                                          ----------------------------------
                                     Title: Vice President
                                           ---------------------------------

                                     ANNEX A

THE FROST NATIONAL BANK, a national banking association

1.   Domestic Lending Office:

     The Frost National Bank
     100 West Houston Street
     San Antonio, Texas 78205

2.   LIBOR Lending Office:

     The Frost National Bank
     100 West Houston Street
     San Antonio, Texas 78205

3.   Term A Commitment:       $ 5,911,875.00

4.   Term B Commitment:       $ 800,000.00

5.   Revolving Commitment:    $ 15,000,000.00

6.   Acquisition Commitment:  0

7.   Total Commitment:        $ 21,711,875.00

8.   Information for Notices:

     The Frost National Bank
     100 West Houston Street
     San Antonio, Texas 78205
     Attention:  Beth Weakley
     Phone: (210) 220-5393
     Fax:   (210) 220-4626

                                    Annex A-1

WHITNEY NATIONAL BANK, a national banking association

1.   Domestic Lending Office:

     Whitney National Bank
     228 St. Charles Avenue
     New Orleans, Louisiana 70130

2.   LIBOR Lending Office:

     Whitney National Bank
     228 St. Charles Avenue
     New Orleans, Louisiana 70130

3.   Term A Commitment:       $ 1,974,566.25

4.   Term B Commitment:       $ 267,200.00

5.   Revolving Commitment:    $ 5,010,000.00

6.   Acquisition Commitment:  0

7.   Total Commitment:        $ 7,251,766.25

8.   Information for Notices:

     Whitney National Bank
     228 St. Charles Avenue
     New Orleans, Louisiana 70130
     Attention:  Robert L. Browning, Senior Vice President

     Phone: (504) 586-7163
     Fax:   (504) 552-4622

                                    Annex A-2

HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation

1.   Domestic Lending Office:

     Harris Trust and Savings Bank
     111 West Monroe Street 5 East
     Chicago, Illinois 60603

2.   LIBOR Lending Office:

     Harris Trust and Savings Bank
     111 West Monroe Street 5 East
     Chicago, Illinois 60603

3.   Term A Commitment:       $ 3,937,308.75

4.   Term B Commitment:       $ 532,800.00

5.   Revolving Commitment:    $ 9,990,000.00

6.   Acquisition Commitment:  0

7.   Total Commitment:        $ 14,460,108.75

8.   Information for Notices:

     Harris Trust and Savings Bank
     111 West Monroe Street 5 East
     Chicago, Illinois 60603
     Attention:  Tim Broccolo

     Phone: (312) 461-2752
     Fax:   (312) 765-8382

                                    Annex A-3

Address for Operating Subsidiary:

     Lancer Partnership, Ltd.
     6655 Lancer Boulevard
     San Antonio, Texas 78219
     Attention: Chief Financial Officer
     Phone: (210) 310-7000
     Fax:   (210) 310-7091

Address for Mexico Subsidiary:

     Lancer de Mexico, S.A. de C.V.
     c/o Lancer Corporation
     6655 Lancer Boulevard
     San Antonio, Texas 78219
     Attention: Chief Financial Officer
     Phone: (210) 310-7000
     Fax:   (210) 310-7091

Address for Parent Company:

     Lancer Corporation
     6655 Lancer Boulevard
     San Antonio, Texas 78219
     Attention: Chief Financial Officer
     Phone: (210) 310-7000
     Fax:   (210) 310-7091

Address for Lancer Capital, Lancer International, Servicios Lancermex, Industrias Lancermex

     6655 Lancer Boulevard
     San Antonio, Texas 78219
     Attention: Chief Financial Officer
     Phone: (210) 310-7000
     Fax:   (210) 310-7091